UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549
                           ---------------------------
                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                               NOVEMBER 30, 1995
                Date of Report (Date of earliest reported event)



                          FIRST COMMERCIAL CORPORATION
               (Exact name of registrant as specified in its charter)



            ARKANSAS                    0 - 9676              71-0540166
(State or other jurisdiction of       (Commission          (I.R.S. Employer
 incorporation or organization)       file number)       Identification Number)



               400 WEST CAPITOL AVENUE, LITTLE ROCK, ARKANSAS   72201
              (Address of principal executive offices)      (Zip Code)



         Registrant's telephone number, including area code:   (501)371-7000

Item 5.  OTHER EVENTS
         ------------

    On November 30, 1995, Registrant acquired FDH Bancshares, Inc. ("FDH") and West-Ark Bancshares, Inc. ("West-Ark"). The FDH transaction was accounted for as a purchase, and the West-Ark transaction was accounted for as a pooling-of-interests. Registrant committed to the shareholders of FDH and West-Ark to file, subsequent to closing of the acquisitions, a Registration Statement on Form s-# to register for resale the shares of common stock of Registrant received by the shareholders in connection with those acquisitions.

    Registrant has prepared pro forma financial information reflecting the above-described transactions and is filing such information as Exhibit 99 to this Current Report on Form 8-K so that Registrant may incorporate such information into the selling shareholder Registration Statement by reference to this Report.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

    (c)  Exhibits

         99         Pro forma Financial Information


    Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FIRST COMMERCIAL CORPORATION


                                        /s/ J. Lynn Wright
                                   By: -------------------------------
                                        J. Lynn Wright
                                        Chief Financial Officer
Date:  December 13, 1995



















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
                               Index to Exhibits



     Exhibit Number                       Exhibit
    ----------------     --------------------------------------------
          99              Pro forma Financial Information

















































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